UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2008

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On June 2, 2008, Optical Cable Corporation filed an 8-K related to its acquisition of Superior Modular Products Incorporated, doing business as SMP Data Communications. The financial statements provided as part of this Amendment to Current Report on Form 8-K are required financial statement disclosures related to specific time periods based on the acquisition and are not the most current financial statements of the Company or SMP Data Communications. For the most current financial statements of the Company, including the impact on the balance sheet, of the acquisition of SMP Data Communications, please see the Company’s Periodic Report on Form 10-Q for the period ended April 30, 2009 filed on June 12, 2009, or Form 10-K for the fiscal year ended October 31, 2008, filed on January 29, 2009.

Item

9.01	Financial Statements and Exhibits	2

	Signatures	3

	Exhibits

Optical Cable Corporation hereby amends Item 9.01 of its Current Report on Form 8-K dated June 2, 2008 for the purpose of filing certain financial statements and information. This Amendment No. 1 sets forth the complete text of Item 9.01 as amended.

Item 9.01	Financial Statements and Exhibits.

The following financial statements are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(a)	Audited Financial statements of business acquired, Superior Modular Products Incorporated, doing business as SMP Data Communications.

Report of Independent Registered Public Accounting Firm	3
Superior Modular Products Incorporated Balance Sheet as of December 31, 2007	4
Superior Modular Products Incorporated Statement of Income for the Year Ended December 31, 2007	5
Superior Modular Products Incorporated Statement of Stockholder’s Equity for the Year Ended December 31, 2007	6
Superior Modular Products Incorporated Statement of Cash Flows for the Year Ended December 31, 2007	7

(b)	Pro forma financial information.

Pro Forma Condensed Consolidated Results of Operations for the Year Ended October 31, 2007 and for the six months ended April 30, 2008

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

23.1	Consent of Brown, Edwards & Company, L.L.P. (FILED HEREWITH)

99.1	Audited Financial Statements relating to acquisition of SMP Data Communications. (FILED HEREWITH)

99.2	Unaudited Proforma Condensed Consolidated Results of Operations for the Year Ended October 31, 2007 and for the six months ended April 30, 2008. (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: July 21, 2009

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